                                                                   EXHIBIT 10.19


                       _________________________________


                                LOAN AGREEMENT

                                    between

                       SHREVEPORT PADDLEWHEELS, L.L.C.,

                                  as BORROWER

                                      and

                             HWCC-LOUISIANA, INC.,

                                   as LENDER

                       _________________________________

                          Dated as of August 10, 1999

     THIS LOAN AGREEMENT (this "Agreement") dated as of August 10, 1999, between
                                ----------
SHREVEPORT PADDLEWHEELS, L.L.C., a Louisiana limited liability company

("Borrower") and HWCC-LOUISIANA, INC. ("Lender").  Capitalized terms used herein
-----------                             -------
and defined in Section 7 of this Agreement are used herein as therein defined.

                              W I T N E S S E T H:

          WHEREAS, New Orleans Paddlewheels, Inc. ("Paddlewheels"), Borrower,
                                                    -------------
Sodak Louisiana, L.L.C. ("Sodak") and Lender are parties to that certain Amended
                          -----
and Restated Master Agreement (the "Amended Master Agreement") dated July 31,
                                    -------------------------
1998;

          WHEREAS, Borrower, HCS I, Inc. and HCS II, Inc. are parties to that certain Third Amended and Restated Joint Venture Agreement of Hollywood Casino Shreveport (Formerly known as the "Queen of New Orleans at the Hilton Joint Venture" and "QNOV") (the "Amended JVA") dated as of July 21, 1999;
                           ------------

          WHEREAS, under the terms of the Amended JVA, Borrower is obligated to make certain capital contributions to Hollywood Casino Shreveport (formerly known as the Queen of New Orleans at the Hilton Joint Venture and QNOV) (the

"Venture");
---------

          WHEREAS, under the terms of the Amended Master Agreement, Sodak and Lender have jointly, severally and solidarily agreed to make the Loan (as hereinafter defined) to enable Borrower to make a capital contribution in the amount of $1,000,000.00 to the Venture as required by the Amended JVA; and

          WHEREAS, effective as of April 23, 1999, Lender acquired Sodak and Sodak thereafter merged with and into Lender and therefore Lender shall make the Loan to the Borrower as required by the Amended Master Agreement.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Borrower and Lender hereby agree as follows:

     SECTION 1.  Amount and Terms of Credit.
                 ---------------------------

     1.01  The Loan.  Subject to and upon the terms and conditions set forth
           --------
herein, Lender agrees to make a term loan (the "Loan") to the Borrower in the
                                                ----
principal amount of $1,000,000.00 to enable the Borrower to make the capital contribution required of it pursuant to Section 3.2(b) of the Amended JVA. All proceeds of the Loan shall be advanced on the Funding Date.

     1.02  Note.
           ----

          (a) The Borrower's obligation to pay the principal of, and interest on, the Loan shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit "A" attached hereto, with blanks appropriately completed in conformity herewith (the "Note").
     ------
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          (b) The Note shall (i) be executed by the Borrower, (ii) be payable to the order of the Lender, (iii) be dated the Funding Date, (iv) be in the stated principal amount of $1,000,000.00 and be payable in the outstanding principal amount of the Loan evidenced thereby from time to time, (v) mature on the Maturity Date, (vi) bear interest as provided in Section
     1.03, (vii) be entitled to the benefits of this Agreement and the other
     Loan Documents and (viii) be secured by the Security Documents.

     1.03  Interest.
           --------

          (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of the Loan from the Commencement Date until paid at a variable rate of interest per annum equal to the prime rate of interest announced from time to time by the U.S. Bank National Association as its prime rate.

          (b) If the Borrower fails to make any payment under the Note in full within 5 days of when due, the Borrower shall pay to the Lender a late payment fee in an amount equal to 10% of the delinquent amount due.

          (c) Overdue principal and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the rate which is 2% in excess of the rate borne by the Note, with such interest to be payable by the Borrower upon demand.

          (d) Accrued (but unpaid) interest shall be payable in respect of the Loan, (i) monthly in arrears on the first day of each calendar month commencing with the first calendar month following the calendar month in which the Commencement Date occurs, (ii) on any repayment or prepayment thereof (on the amount repaid or prepaid), (iii) on maturity (whether by acceleration or otherwise) and (iv) after such maturity, on demand.

     1.04  Repayments; Prepayments.
           -----------------------

          (a) All outstanding principal and all accrued and unpaid interest shall be due and payable to the Lender in full on the Maturity Date.

          (b) The Borrower shall have the right to prepay any or all of the Note, without premium or penalty, in whole or in part, at any time and from time to time, upon providing the Lender with notice of the amount to be prepaid. Any voluntary repayment made pursuant to this Section 1.04(b) shall be applied to outstanding principal owing under the Note.

     1.05  Method and Place of Payment.  Except as otherwise specifically
           ---------------------------
provided herein, all payments under this Agreement or the Note shall be made to the Lender not later than 2:00 P.M., local time in Dallas, Texas, on the date when due and shall be made in Dollars at Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas 75240, Attention: General Counsel. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

     1.06  Net Payments.
           ------------

          (a) All payments made by the Borrower hereunder or under the Note will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction, or by any political subdivision or taxing authority thereof or therein, with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of the Lender pursuant to the laws of the jurisdictions in which either Lender is organized) and all interest, penalties or similar liabilities with respect thereto.

     1.07  Application of Payments.  Except as otherwise specifically provided
           -----------------------
herein, all payments under this Agreement or the Note received by the Lender (other than regular monthly payments of interest on the Note, which will be applied by the Lender to the Loan) shall be applied by the Lender, until the Loan is paid in full, as follows:

          (a) First, to any fees, costs or expenses (including, without limitation, attorneys' fees) due and owing to the Lender under this Agreement or any other Loan Document which remains unpaid five (5) Business Days after receipt by Borrower of written demand therefor from Lender; and,

          (b) Second, to interest then due and payable and otherwise to principal on the Loan;

     SECTION 2.  Conditions Precedent to Advance. The obligation of the Lender
                 -------------------------------
to make the Advance on the Loan, is subject to the satisfaction of the following additional conditions:

     2.01  Execution of Agreement and Note.  This Agreement and the Note shall
           -------------------------------
have been duly authorized and executed by Borrower and delivered to the Lender.

     2.02  Organization Documents; Proceedings; etc.
           -----------------------------------------

          (a) The Lender shall have received a certificate, dated the Funding Date, signed by the Manager of the Borrower, certifying that attached thereto are true, complete and correct copies of the Borrower's certificate of formation, initial report and operating agreement, and the foregoing shall be in form and substance satisfactory to the Lender.

          (b) All limited liability company and legal proceedings (if any), and all instruments and agreements, in each case related to the transactions contemplated by this Agreement and the other Loan Documents, shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents and papers, including records of limited liability company proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Lender reasonably may have requested in connection with the transactions contemplated by this Agreement and the other Loan Documents, such documents and papers, where appropriate, to be certified by proper governmental or other authorities.

     2.03  Security Agreement.  Borrower shall have duly authorized and executed
           ------------------
and delivered to Lender a Security Agreement in substantially the form annexed hereto as Exhibit "B" (as the same may be modified, supplemented or amended from time to time, the "Security Agreement"), dated on or before the Funding Date, covering all of the present and future Security Agreement Collateral of Borrower, together with:

          (i)    proper financing statements (Form UCC-1) (collectively, the

     "Financing Statement") fully executed by Borrower for filing under the UCC
     ---------------------
     or other appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement;

          (ii) evidence that the Borrower has obtained all necessary consents to permit the Borrower to grant a security interest to the Lender, pursuant to the Security Agreement, in all of the Borrower's right, title and interest (a) in and to the Venture and under the Amended JVA, including, without limitation, the right of Borrower to receive 10% of Net Realized Value (as defined in Section 10.5 of the Amended JVA) pursuant to Section
     10.5 of the Amended JVA, and (b) under the Assignment of Joint Venture Interest, including, without limitation, the right of Borrower to receive 1% of Complex Net Revenues (as defined in Section 1.1 of the Assignment of Joint Venture Interest) from the Venture pursuant to Section 1.1 of the Assignment of Joint Venture Interest; and

          (iii) evidence that all other actions necessary or, in the opinion of the Lender, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

     2.04  Guaranty.  A guaranty (the "Guaranty") in substantially the form
           --------                    --------
annexed hereto as Exhibit "C" shall have been duly authorized and executed by Paddlewheels and delivered to Lender, pursuant to which Paddlewheels guarantees payment and performance of the Indebtedness until the earlier of (i) the payment and performance of the Indebtedness in full, and (ii) the Commencement Date.

     2.05  Approvals; Permits; etc.  As of the date of the Advance under the
           ------------------------
Note, all necessary governmental and third party approvals and Permits required in connection the transactions contemplated by the Loan Documents, and otherwise referred to herein or therein, shall have been obtained and in full force and effect on the date of such Advance, and no action shall have been taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the other

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transactions contemplated by this Agreement and the other Loan Documents.
Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified (i) challenging the legality, validity or enforceability of any such approval or Permit or the legality or validity of the process pursuant to which such approval or Permit was issued or (ii) prohibiting or imposing materially adverse conditions upon the consummation of the other transactions contemplated by this Agreement and the other Loan Documents.

     2.06  Litigation.  As of the date of the Advance under the Note, no
           ----------
litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby, the Borrower, Paddlewheels, the Venture or the Project.

     2.07  Financial Statements.  There shall have been delivered to the Lender
           --------------------
current unaudited financial statements of each of the Borrower and Paddlewheels, certified as being accurate by the Manager of the Borrower and an officer of Paddlewheels, as applicable, completed and prepared in accordance with GAAP, which financial statements shall be in form and substance satisfactory to the Lender.

     2.08  No Default; Representations and Warranties.  As of the date of the
           ------------------------------------------
Advance under the Note and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such a specified date).

     2.09  Adverse Change.  As of the date of the Advance under the Note,
           --------------
nothing shall have occurred (and the Lender shall have become aware of no facts, conditions or other information not previously known) which the Lender determines is reasonably likely to have a material adverse effect on (a) the rights or remedies of the Lender under this Agreement and the other Loan Documents, (b) the ability of the Borrower to perform its obligations to the Lender under this Agreement and the other Loan Documents or (c) the business, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower from that set forth in the financial statements and projections delivered to Lender hereunder.

     SECTION 3.  Representations, Warranties and Agreements of Borrower.  In
                 ------------------------------------------------------
order to induce the Lender to enter into this Agreement and to make the Loan as provided herein, the Borrower makes the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Note and the making of the Loan, with the making of the Advance on the Funding Date being deemed to constitute a representation and warranty that the matters specified in this Section 3 are true and correct in all material respects on and as of the date of such Advance (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     3.01  Status.  The Borrower (i) is a duly organized and validly existing
           ------
limited liability company under the laws of the State of Louisiana, (ii) has the power and authority to own its properties and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing (if applicable) in each jurisdiction where the conduct of its business requires such qualification, except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower.

     3.02  Power and Authority.  The Borrower has the limited liability company
           -------------------
power and authority to execute, deliver and perform the terms and provisions of each of the Loan Documents to which it is party and has taken all necessary limited liability company action to authorize the execution, delivery and performance by it of each of such Loan Documents. The Borrower has duly executed and delivered each of the Loan Documents to which it is party, and each of such Loan Documents constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     3.03  No Violation.  Neither the execution, delivery nor performance by the
           ------------
Borrower of the Loan Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower is a party or by which it or any of its properties or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of formation or operating agreement of the Borrower.

     3.04  Governmental Approvals.  No order, consent, approval, license,
           ----------------------
authorization or validation of, or filing, recording or registration with (except such as have been obtained or made and excluding any such items which are not required to be obtained or in effect as of the date the representation contained in this Section 3.04 is being made or deemed made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Loan Document, (ii) the consummation of the transactions contemplated by this Agreement and the other Loan

Documents, or (iii) the legality, validity, binding effect or enforceability of any Loan Document, except where the failure to so obtain would not (x) have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower or (y) adversely affect the Lender or its rights under, or the legality, validity, binding effect or enforceability of, any Loan Document.

     3.05  Financial Statements; Financial Condition; Undisclosed Liabilities;
           -------------------------------------------------------------------
Financial Projections.
---------------------

          (a) The balance sheet of the Borrower and the related statements of operations and cash flows furnished to the Lender prior to the Funding Date fairly present the financial condition of the Borrower as of the date of such financial statements. All such financial statements have been prepared in accordance with GAAP and practices consistently applied. Since the date of such financial statements, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower.

          (b) On and as of the Funding Date, (i) the Borrower has not incurred, and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature and (ii) the Borrower will have sufficient capital with which to conduct its business. For purposes of this Section 3.05(b), "debt" means any liability on a claim, and "claim" means (A) the right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (B) the right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (c) Except as fully disclosed in the financial statements delivered to the Lender pursuant to or in connection with this Agreement, there are no liabilities or obligations with respect to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower. The Borrower does not know of any basis for the assertion against it of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered to the Lender pursuant to or in connection with this Agreement which, either individually or in the aggregate, is material to the Borrower.

     3.06  Litigation. Except as otherwise disclosed to Lender in writing prior
           ----------
to the date of this Agreement, there are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Loan Document or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower.

     3.07  True and Complete Disclosure.  All factual information (taken as a
           ----------------------------
whole) furnished by or on behalf of the Borrower in writing to the Lender for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Lender, will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

     3.08  Tax Returns and Payments. Except as otherwise disclosed to Lender in
           ------------------------
writing prior to the date of this Agreement, the Borrower has timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all U.S. federal, state, city and other material returns, statements, K-1s, forms and reports for taxes (the

"Returns") required to be filed by or with respect to the income, properties or
---------
operations of the Borrower. The Returns accurately reflect in all material respects all liability for taxes of the Borrower for the periods covered thereby. The Borrower has paid all material taxes payable by it, other than taxes which are not delinquent and other than taxes being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of the Borrower, threatened by any taxing authority regarding any taxes relating to the Borrower. The Borrower has not entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower. The Borrower has not provided, with respect to itself or property held by it, any consent under Section 341 of the Code.

     3.09  The Security Agreement.  The Security Agreement executed by Borrower
           ----------------------
creates in favor of the Lender a legal, valid and enforceable security interest in all right, title and interest of the Borrower in the Security Agreement Collateral described therein, and such Security Agreement, upon the filing of the Financing Statement relating thereto or the appropriate equivalent (which filings have been made), creates a fully perfected first Lien on, and security interest in, all right, title and interest of the Borrower in and to all of the Security Agreement Collateral described therein, subject to no other Liens. The Borrower has good and valid title to all Security Agreement Collateral described in the Security Agreement, free and clear of all Liens, other than Liens in favor of Lender.

     3.10  Representations and Warranties in Documents.  On the Funding Date,
           -------------------------------------------
all material representations and warranties set forth in the Loan Documents will be true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made).

     3.11  Properties.  The Borrower has good, valid and merchantable title to
           ----------
all material properties owned by it, including, without limitation, the Security Agreement Collateral, free and clear of all Liens, other than Liens in favor of Lender.

     3.12  Compliance with Statutes, etc.
           ------------------------------

          (a) The Borrower is in compliance with all applicable statutes, laws, ordinances, codes, rules, regulations and orders of, and all applicable restrictions imposed by and all applicable Permits issued by, all governmental bodies, in respect of the conduct of its business and the ownership of its properties (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) to the extent required as of the date upon which this representation is being made or deemed made, except such instances of noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower.

          (b) There does not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified (i) challenging the legality, validity or enforceability of any approval or Permit or the legality or validity of the process pursuant to which such approval or Permit was issued or (ii) prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated by this Agreement and the other Documents.

     3.13  Investment Company Act.  The Borrower is not an "investment company"
           ----------------------
or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     3.14  Public Utility Holding Company Act.  The Borrower is not a "holding
           ----------------------------------
company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 4.  Affirmative Covenants.  The Borrower hereby covenants and
                 ---------------------
agrees that on and after the Funding Date and until the Indebtedness has been paid in full:

     4.01  Information Covenants.  The Borrower will furnish to the Lender:
           ---------------------

          (a) Quarterly Financial Statements.  Within 60 days after the close of
              ------------------------------
     each quarterly accounting period in each fiscal year of the Borrower, the balance sheet of the Borrower as at the end of such quarterly accounting period and the related statements of income and retained earnings and statement of cash flows, in each case for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding periods in the prior fiscal year, all of which shall be certified by the Manager of the Borrower, subject to normal year-end audit adjustments.

          (b) Annual Financial Statements.  Within 90 days after the close of
              ---------------------------
     each fiscal year of the Borrower, the balance sheet of the Borrower as of the end of such fiscal year and the related statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by independent certified public accountants reasonably acceptable to the Lender.

          (c) Informational Returns.  Promptly after the timely filing thereof,
              ---------------------
     copies of the federal informational returns and K-1s of the Borrower, including all related schedules, and if any extension is timely filed, a copy of the extension application.

          (d) Audit Reports.  Promptly upon receipt thereof, if available, one
              -------------
     copy of each other report submitted to the Borrower by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower.

          (e) Officer's Certificates.  At the time of the delivery of the
              ----------------------
     financial statements provided for in Section 4.01(a), a certificate of the Manager of the Borrower to the effect that, to the best of the Manager's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof.

          (f) Notice of Default or Litigation.  Promptly after the Manager of
              -------------------------------
     the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending (x) against the Borrower which could materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower, (y) with respect to any material Debt of the Borrower or (z) with respect to any Loan Document or any transaction contemplated thereby.

          (g) Notice of Casualty.  Promptly after the Manager of the Borrower
              ------------------
     obtains knowledge thereof, notification of any material fire or other casualty to or accident involving the assets of Borrower, whether or not such fire, casualty or accident is covered by insurance.

          (h) Other Information.  From time to time, such other information or
              -----------------
     documents (financial or otherwise) with respect to the Borrower as the Lender may reasonably request.

     4.02  Books Records and Inspections.  The Borrower will keep proper books
           -----------------------------
of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will permit officers and designated representatives of the Lender to visit and inspect, during regular business hours and under guidance of officers of the Borrower, any of the properties of the Borrower, and to examine the books of account of the Borrower and discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, its Manager and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Lender may request.

     4.03  Maintenance of Property; Insurance.  The Borrower will (i) keep all
           ----------------------------------
property necessary in its business in good working order and condition (ordinary wear and tear excepted), (ii) maintain insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice, including, without limitation, general liability insurance and (iii) furnish to the Lender, upon written request, full information as to the insurance carried.

     4.04  Limited Liability Company Existence.  The Borrower will do or cause
           -----------------------------------
to be done all things necessary to preserve and keep in full force and effect its existence and its material rights and licenses; provided, however, that
                                                    --------  -------
nothing in this Section 4.04 shall prevent (i) the withdrawal by the Borrower of its qualification as a foreign limited liability company in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower or (ii) the taking of any action respecting any right or license determined by the members or the Manager of the Borrower to be in the best interests of the Borrower.

     4.05  Compliance with Statutes etc.  The Borrower will (i) comply with all
           -----------------------------
applicable statutes, laws, ordinances, codes, rules, regulations and orders of, and all applicable restrictions imposed by and all applicable Permits issued by, and (ii) obtain all necessary approvals and Permits from, all governmental bodies in respect of the conduct of its business and the ownership of its properties, except such instances of noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise), prospects or affairs of the Borrower.

     4.06  End of Fiscal Years; Fiscal Quarters.  The Borrower shall cause (i)
           ------------------------------------
its fiscal years to end on December 31 and (ii) its fiscal quarters to end on the last day of each March, June, September and December.

     4.07  Performance of Obligations.  The Borrower will perform all of its
           --------------------------
obligations under the terms of the Amended JVA and the Amended Master Agreement.

     4.08  Payment of Taxes.  The Borrower will pay and discharge or cause to be
           ----------------
paid and discharged all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower; provided that the Borrower shall not be required to pay any such
              --------
tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if the Borrower has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

     4.09  Further Assurances.
           ------------------

          (a) The Borrower will, at Lender's expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such confirmatory assignments, financing statements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Security Agreement Collateral covered by the Security Agreement as the Lender may reasonably require pursuant to this Section
     4.09. Furthermore, the Borrower shall cause to be delivered to the Lender such related documents as may be reasonably requested by the Lender to assure itself that the requirements of this Section 4.09 have been satisfied.

          (b) The Borrower agrees that each action required by Section 4.09(a) above shall be completed as soon as possible, but in no event later than 30 days after such action is requested to be taken by the Lender.

     4.10  Use of Proceeds.  All proceeds of the Loan shall be used by the
           ---------------
Borrower solely to make the capital contribution to the Venture required of Borrower by Section 3.2(b) of the Amended JVA and Section 3(d)(ii) of the Amended Master Agreement.

     SECTION 5.  Negative Covenants.  The Borrower covenants and agrees that on
                 ------------------
and after the Funding Date and until the Indebtedness has been paid and performed in full:

     5.01  Liens.  The Borrower will not create, incur, assume or suffer to
           -----
exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible and specifically including the Property) of the Borrower, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets, or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute with respect to such property or assets.

     5.02  Consolidation, Merger, Purchase or Sale of Assets, etc.  The Borrower
           -------------------------------------------------------
will not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its properties or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the properties or assets of any Person.

     5.03  Debt.  The Borrower will not contract, create, incur, assume or
           ----
suffer to exist any Debt which is secured by the Security Agreement Collateral.

     5.04  Advances, Investments and Loans.  The Borrower will not, directly or
           -------------------------------
indirectly, lend money or credit or make advances to any Person other than the Venture, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person other than the Venture.

     5.05  Capital Expenditures.  The Borrower will not make any Capital
           --------------------
Expenditures.

     5.06  Limitation on Modifications.  The Borrower will not, without the
           ---------------------------
prior written consent of the Lender, which consent shall not be unreasonably withheld, amend, modify or change its certificate of formation or operating agreement, except such modifications as could not be adverse to the interest of the Lender in any material respect. The Borrower will not enter into any settlement or compromise of any lawsuit that (x) adversely affects the interests of the Borrower or the Lender, or (y) involves the payment by the Borrower of any amount (not paid or fully covered by a reputable and solvent insurance Company which has agreed in writing to pay the same) in excess of $100,000.00 in the aggregate with respect thereto, without the prior written consent of the Lender.

     5.07  Change in Ownership or Management.  The ownership interest in the
           ---------------------------------
Borrower of each of its members shall not change from that in existence on the Funding Date, except with the prior written consent of the Lender, which consent shall not be unreasonably withheld.

     5.08  Business.  The Borrower will not engage (directly or indirectly) in
           --------
any business other than through its interest in the Venture.

     SECTION 6. Events of Default.  Upon the occurrence of any of the following
                -----------------
specified events (each an "Event of Default"):
                           ----------------

     6.01  Payments.  The Borrower shall default, and such default shall
           --------
continue unremedied for 5 or more days after its receipt of written notice from Lender, in the payment when due of any principal or interest on the Loan or the Note, or any fees or any other amounts owing hereunder or thereunder; or

     6.02  Representations, etc.  Any material representation, warranty or
           ---------------------
statement made by or on behalf of the Borrower herein or in any other Loan Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     6.03  Covenants.  The Borrower shall default in the due performance or
           ---------
observance by it of any other term, covenant or agreement contained in this Agreement or any other Loan Document and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Lender; or

     6.04  Bankruptcy, etc.  The Borrower shall commence a voluntary case
           ----------------
concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the

"Bankruptcy Code"); or an involuntary case is commenced against the Borrower and
----------------
the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to the Borrower; or there is commenced against the Borrower any such proceeding which remains undismissed for a period of 60 days; or the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors; or any action is taken by the Borrower for the purpose of effecting any of the foregoing; or

     6.05  Security Documents.  At any time after the execution and delivery
           ------------------
thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Security Agreement Collateral in favor of the Lender), superior to and prior to the rights of all third Persons, and subject to no other Liens, or the Borrower or Paddlewheels shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

     6.06  Judgments.  One or more judgments or decrees shall be entered against
           ---------
the Borrower involving in the aggregate liabilities in excess of $100,000.00 (not fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days; or

     6.07  Operating Agreement; Dissolution.  The operating agreement of the
           --------------------------------
Borrower or any material provision thereof shall cease to be in full force and effect or any party thereto shall deny or disaffirm its obligations thereunder or shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto or the Borrower shall be liquidated, dissolved or terminated; or

     6.08  Attachment.  A writ or warrant of attachment, seizure or any similar
           ----------
process shall be issued by any court against any of the Security Agreement Collateral, and such writ or warrant of attachment or any similar process is not released or bonded within 30 days after its entry;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Lender may, by written notice to the Borrower, take any or all of the following actions (provided that, if an Event of Default
                                          --------
specified in Section 6.04 shall occur, the result which would occur upon the giving of written notice by the Lender to the Borrower as specified below shall occur automatically without the giving of any such notice): (i) declare the principal of and all accrued interest in respect of the Loan and the Note and all Indebtedness owing hereunder and thereunder to be immediately due and payable, whereupon the same shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (ii) enforce all of the Liens, security interests and rights created pursuant to the respective Security Documents; and
(iii) avail itself of any other rights and remedies provided by contract or applicable law.

     SECTION 7.  Definitions.

     7.01  Defined Terms.  As used in this Agreement, the following terms shall
           -------------
have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Advance" shall mean the disbursement of the loan proceeds under the
           -------
Loan and all or any portion of such disbursement so long as the same remains outstanding and unpaid.

          "Agreement" shall mean this Loan Agreement, as modified, supplemented,
           ---------
amended, restated (including any amendment and restatement thereof), extended, renewed, refinanced or replaced from time to time.

          "Amended JVA" shall have the meaning set forth on the first page of
           -----------
this Agreement.

          "Amended Master Agreement" shall have the meaning set forth on the
           ------------------------
first page of this Agreement.

          "Assignment of Joint Venture Interest" shall mean that certain Amended
           ------------------------------------
and Restated Assignment of Joint Venture Interest by and among each Lender, Paddlewheels and Borrower dated September 21, 1998.

          "Bankruptcy Code" shall have the meaning provided in Section 6.04.
           ---------------

          "Borrower" shall have the meaning provided in the first paragraph of
           --------
this Agreement.

          "Business Day" shall mean any day except Saturday, Sunday and any day
           ------------
which shall be in New Orleans, Louisiana or Dallas, Texas a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

          "Capital Expenditures" shall mean, with respect to any Person, all
           --------------------
expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and the amount of capitalized lease obligations incurred by such Person.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement and to any subsequent provision of the Code amendatory thereof, supplemental thereto or substituted therefor.

          "Commencement Date" shall mean the date upon which the Project opens
           -----------------
to the public and public gaming commences.

          "Contingent Obligation" shall mean, as to any Person, any obligation,
           ---------------------
contingent or otherwise, of such Person directly or indirectly guaranteeing (including, without limitation, as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner) any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term
                                                       --------
Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

          "Debt" shall mean, as to any Person, without duplication, (i) all
           ----
obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all obligations of such Person to reimburse or repay any bank or other Person in respect of amounts paid or available to be drawn under a letter of credit, banker's acceptance, surety, performance or appeal bond or any similar instrument (each such obligation to be valued at the face amount of such instrument), (vii) all Debt of others secured by a Lien on any asset of such Person and (vii) all Contingent Obligations of such Person.

          "Default" shall mean any event, act or condition which with notice or
           -------
lapse of time, or both, would constitute an Event of Default.

          "Distribution" with respect to any Person shall mean that such Person
           ------------
has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common stock or partnership or membership interests of such Person) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration, any shares of any class of its capital stock or any partnership or membership interests outstanding on or after the

Funding Date (or any options or warrants issued by such Person with respect to its capital stock or any partnership or membership interests), or set aside any funds for any of the foregoing purposes.

          "Dollars" and the sign "$" shall each mean freely transferable lawful
           -------                -
money of the United States.

          "Event of Default" shall have the meaning provided in Section 6.
           ----------------

          "Financing Statement" shall have the meaning provided in Section
           -------------------
2.03(i).

          "Funding Date" shall mean the date that the Venture receives initial
           ------------
funding under any Loan Commitment.

          "GAAP" shall have the meaning provided in Section 8.06(a).
           ----

          "Guaranty" shall have the meaning provided in Section 2.04.
           --------

          "Indebtedness" shall mean any and all payment and/or performance
           ------------
obligations, amounts and/or liabilities owing from time to time by the Borrower to the Lender pursuant to the terms of this Agreement, the Note and the other Loan Documents.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
           ----
deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

          "Loan" shall have the meaning provided in Section 1.01.
           ----

          "Loan Commitments" shall have the meaning ascribed to such term in the
           ----------------
Amended JVA.

          "Loan Documents" shall mean this Agreement and, after the execution
           --------------
and delivery thereof pursuant to the terms of this Agreement, the Note and each Security Document.

          "Manager" shall mean the manager of the Borrower as set forth in the
           -------
operating agreement of the Borrower, as such manager may be replaced in accordance with the terms of such operating agreement.

          "Maturity Date" shall mean the earlier of (i) the tenth (10th)
           -------------
anniversary of the Commencement Date and (ii) the date of Borrower's receipt of payments pursuant to Section 10.7 of the Amended JVA.

          "Note" shall have the meaning set forth in Section 1.02 of this
           ----
Agreement.

          "Paddlewheels" means New Orleans Paddlewheels, Inc., a Louisiana
           ------------
corporation.

          "Permits" shall mean any and all actions, approvals, certificates,
           -------
consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights or licenses of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, limited liability
           ------
company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Project" shall have the meaning ascribed to such term in the amended
           -------
JVA.

          "Returns" shall have the meaning provided in Section 3.08.
           -------

          "Security Agreement" shall have the meaning provided in Section 2.04.
           ------------------

          "Security Agreement Collateral" shall mean all "Collateral" as defined
           -----------------------------
in the Security Agreement.

          "Security Documents" shall mean the Security Agreement, the Financing
           ------------------
Statement and the Guaranty.

          "UCC" shall mean the Uniform Commercial Code as from time to time in
           ---
effect in the relevant jurisdiction.

          "United States" and "U.S." shall each mean the United States of
           -------------       ----
America.

          "Venture" shall have the meaning set forth on the first page of this
           -------
Agreement.

     SECTION 8.  Miscellaneous.
                 -------------

     8.01  Payment of Expenses, etc.  The Borrower shall pay all reasonable out-
           -------------------------
of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and disbursements of the Lender's counsel and all appraisal fees, inspection fees, consultants' fees, documentary and recording taxes, and recording, filing and other expenses) in connection with the enforcement of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein.

     8.02  Right of Setoff.  In addition to any rights now or hereafter granted
           ---------------
under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Lender is hereby authorized, at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Debt at any time held or owing by the Lender (including, without limitation, by branches and agencies of the Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Indebtedness and liabilities of the Borrower to the Lender under this Agreement or under any of the other Loan Documents, irrespective of whether or not the Lender shall have made any demand hereunder and although said Indebtedness shall be contingent or unmatured.

     8.03  Notices.  Except as otherwise expressly provided herein, all notices
           -------
and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the Borrower or the Lender, as applicable, at the address specified opposite such party's signature below or at such other address as shall be designated by either party hereto in a written notice to the other party hereto. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

     8.04  Benefit of Agreement.  This Agreement shall be binding upon and inure
           --------------------
to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer
                    --------  -------
any of its rights, obligations or interest hereunder without the prior written consent of the Lender; provided that Borrower may assign or transfer, without
                       --------
the consent of Lender, all of its rights, obligations and interest under this Agreement to any affiliate of Borrower to which Borrower transfers all of the Security Agreement Collateral so long as the Amended JVA is amended to admit such transferee into the Venture and the transferee executes new loan documents in substantially the form of the Loan Documents with such changes thereto as may be necessary to reflect that the transferee is the borrower and debtor thereunder and otherwise in form and substance satisfactory to the Lender. This Agreement is for the benefit of the Lender and for such other Person or Persons as may from time to time become or be the holders of any of the Indebtedness, and this Agreement shall be transferable and negotiable with the same force and effect and to the same extent as the Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by the Lender of any of the Indebtedness, the legal holder of such Indebtedness shall have all of the rights granted to the Lender under this Agreement. The Borrower hereby recognizes and agrees that the Lender may, from time to time, one or more times, transfer all or any portion of the Indebtedness to one or more third Persons. Such transfers may include, but are not limited to, sales of participation interests in such Indebtedness in favor of one or more third party lenders. The Borrower specifically agrees and consents to all such transfers and assignments, and the Borrower further waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable law. The Borrower additionally agrees that the purchaser of a participation interest in the Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such participation interest.

     8.05  No Waiver; Remedies Cumulative.  No failure or delay on the part of
           ------------------------------
the Lender or any holder of any of the Indebtedness in exercising any right, power or privilege hereunder or under any other Loan Document, and no course of dealing between any Borrower and the Lender or the holder of any of the Indebtedness, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Loan Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or the holder of any of the Indebtedness would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of any of the Indebtedness to any other or further action in any circumstances without notice or demand.

     8.06  Calculations; Computations.
           --------------------------

          (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lender)(with the foregoing generally accepted accounting principles, subject to the preceding provisos, herein called "GAAP").
                                        -----

          (b) All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

     8.07  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY
TRIAL.

          (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF LOUISIANA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF LOUISIANA OR OF THE UNITED STATES FOR THE EASTERN DISTRICT OF LOUISIANA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF THE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY

     REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 15 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER UNDER THIS AGREEMENT OR THE HOLDER OF ANY OF THE INDEBTEDNESS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
     SECTION 8.07.

     8.08  Headings Descriptive.  The headings of the several sections and
           --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     8.09  Amendment or Waiver; etc.  Neither this Agreement nor any other Loan
           -------------------------
Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by each of the Borrower and the Lender.

     8.10  Survival.  All indemnities set forth herein including, without
           --------
limitation, Section 8.01, shall survive the execution, delivery and termination of this Agreement and the Note and the making and repayment of the Loan.

     8.11  Invalidity.  In the event that any one or more of the provisions
           ----------
contained in this Agreement or any of the other Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any of the other Loan Documents.

     8.12  Renewal, Extension or Rearrangement.  All provisions of this
           -----------------------------------
Agreement relating to the Note shall apply with equal force and effect to each and all promissory notes or security instruments hereinafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of all or any part of any or all of the Note.

     8.13  Relationship Between the Parties.  The relationship between the
           --------------------------------
Lender and the Borrower under this Agreement and the other Loan Documents shall be solely that of lender and borrower, and such relationship shall not, under any circumstances whatsoever, be construed to be a joint venture or partnership.

     8.14  Entire Agreement.  This Agreement and the other Loan Documents set
           ----------------
forth the entire agreement of the Lender and the Borrower with respect to the Loan, and supersede all prior written or oral understandings with respect thereto, including, without limitation, those set forth in the Amended Master Agreement.

     8.15  Conflict.  In the event of an express conflict between the terms of
           --------
this Agreement and the terms of any other Loan Document, the terms of this Agreement shall prevail; provided, however, in the event that any other Loan
                         --------  -------
Document imposes requirements or limitations which are not in direct conflict with, i.e., opposite, the requirements or limitations contained in this Agreement, such requirements and limitations of such other Loan Document shall be supplemental, and in addition to, the requirements and limitations set forth in this Agreement.

     8.16  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Agreement as of the date first above written.


Address for Borrower:                   Address for Lender:

610 South Peters, Suite 202             Two Galleria Tower, Suite 2200
New Orleans, Louisiana  71030           13455 Noel Road, LB 48
                                        Dallas, Texas 75240
Telephone:_____________________         Telephone: (972) 392-7777
Fax: (504) 587-1697                     Fax: (972) 386-7411
Attn: Legal Department                  Attn: Legal Department

                              Borrower:
                              --------

                              SHREVEPORT PADDLEWHEELS, L.L.C.


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              Lender:
                              ------

                              HWCC-LOUISIANA, INC.


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------